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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2007
                               Carrollton Bancorp
               (Exact Name of Registrant as Specified in Charter)

       Maryland                          000-23090              52-1660951
(State or Other Jurisdiction         (Commission File          (IRS Employer
    of Incorporation)                     Number)            Identification No.)

     344 North Charles Street, Suite 300, Baltimore, Maryland           21201
            (Address of Principal Executive Offices)                  (ZIP Code)

        Registrant's telephone number, including area code (410) 536-4600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 7.01.   Regulation FD Disclosure

     The following information is furnished pursuant to Items 7.01 and 2.02 "Disclosure of Results of Operations and Financial Condition:"

     On February 8, 2007, the Registrant issued a press release relating to its earnings for the three months and year ended December 31, 2006. A copy of the release is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits

Exhibit      Description
-------      -------------------------------------

99.1         Press Release issued February 8, 2007


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CARROLLTON BANCORP

                                    By:   /s/ Robert A .Altieri
                                           -------------------------------------
                                    Name:  Robert A. Altieri
Date: February 8, 2007              Title: Chief Executive Officer and President


                                    By:    /s/ James M. Uveges
                                           -------------------------------------
                                    Name:  James M. Uveges
Date February 8, 2007               Title: Senior Vice President and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit   Description
-------   ------------------------------------
99.1      Press Release issued February 8, 2007


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